REVENUE	6 Months Ended
Jun. 30, 2023
Revenue [abstract]
REVENUE	REVENUE
a)Revenues by service line
Substantially all of these revenues are recognized over time as services are rendered. The following table disaggregates revenues by service line:

	For the three-month period ended June 30		For the six-month period ended June 30
US$ MILLIONS	2023	2022	2023	2022
Gas Transmission	$379	$343	$721	$663
Distribution	96	86	192	177
Connections	53	45	97	85
Other	10	5	25	15
Total	$538	$479	$1,035	$940
During the three and six-month period ended June 30, 2023, revenues benefited from inflationary tariff increases and capital commissioned into rate base.
b)Revenues from external customers
The following table disaggregates revenues by geographical region:

	For the three-month period ended June 30		For the six-month period ended June 30
US$ MILLIONS	2023	2022	2023	2022
Brazil	$379	$343	$721	$663
United Kingdom	159	136	314	277
Total	$538	$479	$1,035	$940
Our company’s customer base is comprised predominantly of investment grade companies, with only one customer that makes up greater than 10% of our company’s consolidated revenues. For the three and six-month period ended June 30, 2023, revenue generated from this customer was $379 million and $721 million, respectively (2022: $343 million and $663 million). Our company has completed a review of the credit risk of key counterparties. Based on their liquidity position, business performance, and aging of our accounts receivable, we do not have any significant changes in expected credit losses at this time.